SciVac Therapeutics Inc. & VBI Vaccines Inc.
Joint Shareholder Call

5 November 2015

Important Information for Investors and Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed merger between VBI Vaccines Inc. ("VBI") and SciVac Therapeutics, Inc. ("SciVac"), whereby, subject to the satisfaction of certain conditions, a wholly owned subsidiary of SciVac will merge with and into VBI, with VBI surviving as a wholly owned subsidiary of SciVac (the "Proposed Merger"). In connection with the Proposed Merger, VBI and/or SciVac will file relevant materials with the Securities Exchange Commission (the "SEC") and applicable Canadian securities regulatory authorities ("Canadian Securities Commissions"), including a SciVac registration statement on Form F-4 or S-4 that will include a proxy statement of VBI and constitute a prospectus of SciVac. INVESTORS AND SECURITY HOLDERS OF VBI AND SCIVAC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC AND THE CANADIAN SECURITIES COMMISSIONS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement (if and when available) will be mailed to stockholders of VBI. Similarly, a management information circular, on behalf of SciVac's management, will be mailed to shareholders of SciVac, along with a notice of meeting, in due course. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by VBI and/or SciVac through the website maintained by the SEC at www.sec.gov and, in the case of documents of SciVac filed with the Canadian Securities Commissions, on SciVac's SEDAR profile on www.sedar.com. Copies of the documents filed with the SEC by VBI will be available free of charge on VBI's website at http://www.vbivaccines.com or by contacting VBI's Investor Relations Department by email at ir@vbivaccines.com or by phone at (617) 830-3031 x128. Copies of the documents filed with the SEC and the Canadian Securities Commissions by SciVac will be available free of charge on SciVac's website at www.scivactherapeutics.com or by contacting SciVac's Investor Relations Department by email at jmartin@scivactherapeutics.com or by phone at (305) 575-4207.

Participants in the Solicitation

VBI, SciVac, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the Proposed Merger. Information about the directors and executive officers of VBI is set forth in the proxy statement for VBI's 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015 and available for review at www.sec.gov. Information about the directors and executive officers of SciVac is set forth in its Management Information Circular, furnished as Exhibit 99.1 to SciVac's Form 6-K, furnished to the SEC on September 2, 2015, available for review at www.sec.gov, and filed with the Canadian Securities Commissions on SciVac's SEDAR profile on www.sedar.com.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC and with the Canadian Securities Commissions when they become available.

VBI has no intention to solicit proxies from SciVac shareholders for the SciVac special meeting that will be called to approve the proposed transaction. The solicitation of proxies from SciVac shareholders is the responsibility of SciVac's management which will distribute a management information circular in due course with the notice of special meeting.

Cautionary Statement on Forward-Looking Information

Certain statements in this communication contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended; or forward-looking information under applicable Canadian securities legislation (collectively, "forward-looking statements") that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words "believe", "may", "plan", "will", "estimate", "continue", "anticipate", "intend", "expect" and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements, including, without limitation, statements regarding: the ability of SciVac and VBI to consummate the transactions contemplated by the merger agreement dated as of October 26, 2015 pursuant to which the Proposed Merger will be effected (the "Merger Agreement"); the anticipated benefits of the Proposed Merger; and statements regarding the operation of VBI and SciVac's respective businesses, including the expected development and/or commercialization of their respective products.

Such forward-looking statements are based on a number of assumptions, including, among others, assumptions regarding: the ability of the parties to satisfy, in a timely manner, the conditions contained in the Merger Agreement; the successful development and/or commercialization of the respective products of VBI and SciVac's respective products, including the receipt of necessary regulatory approvals; general economic conditions; that the parties' respective businesses are able to operate as anticipated without interruptions; competitive conditions; and changes in laws, rules and regulations applicable to VBI and SciVac.

Although management of VBI and SciVac believe that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Factors which could cause actual results to differ materially from current expectations include, among others: non-completion of the transactions contemplated by the Merger Agreement, including due to the parties failing to receive the necessary shareholder, stock exchange and regulatory approvals or the inability of the parties to satisfy in a timely manner and on satisfactory terms the necessary conditions; the failure to successfully develop or commercialize the parties' respective products; adverse changes in general economic conditions or applicable laws, rules and regulations; and other factors detailed from time to time in the periodic disclosure of each of VBI and SciVac's periodic disclosure.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the parties' current expectations, and neither party undertakes an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

Agenda

1.	INTRODUCTION	5 MIN
2.	OVERVIEW OF SCIVAC THERAPEUTICS & VBI VACCINES	10 MIN
3.	STRATEGIC RATIONALE FOR THE TRANSACTION	10 MIN
4.	TRANSACTION DETAILS AS OUTLINED IN THE 8-K & 6-K	5 MIN
5.	Q&A	15 MIN

About SciVac Therapeutics

SciVac Therapeutics. (TSX: VAC) is commercial-stage biopharmaceutical company focused on developing improved therapies for the prevention of Hepatitis B

SCIVAC OVERVIEW

- TSX: VAC (as of 10/26/2015)
  - Common Stock Currently Outstanding: 757MM Shares
  - Share Price: $0.185 CAD
  - Market Cap: $140MM CAD
  - 10-Day Average Volume: 195,000
- SciVac Ltd. closed a reverse merger with Levon Resources Ltd. and obtained its Canadian (TSX) listing on July 9, 2015, SciVac Therapeutics (TSX: VAC) began trading on July 14, 2015
- SciVac's lead product, Sci-B-Vac™, is a prophylactic HBV vaccine for the immuno-compromised/senesced populations (e.g. ESRD, Diabetes, obese, elderly), which is currently licensed in Israel and several other SE Asia and Latin American countries as a prophylactic vaccine in pediatrics & adults
- SciVac is incorporated in British Columbia, Canada and has manufacturing and R&D facilities in Rehovot, Israel

Sci-B-Vac™ Technology

ONLY COMMERCIAL HBV VACCINE TO MIMIC ALL 3 VIRAL SURFACE ANTIGENS – ALREADY SAFELY USED IN 300,000+ PATIENTS

Sci-B-Vac™

Achieves:

- Rapid onset of protection
- High levels of anti-HBV antibodies (HBsAb)
- At lower dosages than competing vaccines
- Free of next-generation adjuvants

SCI-B-VAC™

Mimics all three viral antigens


Mammalian cell derived vaccines with the 3 antigens:
Pre-S1
Pre-S2
S

2ND GENERATION VACCINES

Only mimic one of three viral antigens


rDNA yeast derived

About VBI Vaccines

VBI Vaccines Inc. (NASDAQ: VBIV) is developing novel technologies that seek to expand vaccine protection in significant markets of unmet medical need.

VBI OVERVIEW

- NASDAQ: VBIV (as at 10/26/2015)
  - Common Stock Currently Outstanding: 23MM Shares
  - Share Price: $2.62
  - Market Cap: $60MM
  - 3-month Average Volume: 16,000
  - Cash: $8.1MM as at 6/30/15, closed an additional $6.3MM in 8/13/15 PIPE
- Experienced leadership - including Dr. Steve Gillis, Jeff Baxter, and Dr. Michel De Wilde - guiding vaccine development programs that leverage two proprietary platform technologies
- R&D team includes skilled immunologists and biologics formulation experts
- Prophylactic eVLP CMV vaccine candidate advancing towards exp. Phase I clinical trials (H1 ’16)
- Cancer IO GBM vaccine candidate currently generating promising preclinical data
- Headquartered in Cambridge, MA with its main research site in Ottawa, Canada.

VBI Vaccines Pipeline Platform

VBI IS DEVELOPING TWO COMPLIMENTARY VACCINE PLATFORM TECHNOLOGIES

Enveloped Virus-Like Particle ("eVLP") PLatform

- "Third generation" VLP vaccines resemble viruses, but are non-infectious and do not contain any viral genetic material
- Capable of generating a strong immune response because of their similarity to viruses found in nature
- Key programs include:
  - **Prophylactic Congenital CMV** – VBI-1501A – expected Ph I start H1 2016
  - **Prophylactic RSV** - $350,000 CAD grant received August 2015 to further preclinical development
  - **Therapeutic GBM –** pre-IND packet expected H2 2015
- Exploring other eVLP vaccine candidates for internal development

Liquid Particle Vaccine ("LPV™") Platform

- Enables development of vaccines able to withstand months of storage or shipment at constantly fluctuating or elevated temperatures
- **Proof of concept studies** have been completed on a number of vaccine and biologic targets including Influenza, Rabies, MMR, and Herceptin®-like monoclonal antibody
- **Broad research collaboration with Sanofi Pasteur** for the development of stable vaccines was executed April 6, 2015
- **LPV™ allows for rapid reformulation** of existing vaccines
- Pursuing additional self-funding collaborations with undisclosed prospects
- Extensive LPV™ intellectual property extending to 2030

SVT-VBI Synergistic Opportunity

vbi

- Proprietary eVLP & LPV vaccine platforms
- First in class CMV candidate
- Strong immunology & biologics formulation expertise
- Highly capital efficient R&D capability
- NASDAQ listing & access to US capital markets
- Experienced US/EU PubCo Biotech Mgmt and Board

Multiple product candidates addressing large public health needs

Synergistic expertise in immunology

Globally relevant immunology company

Well-capitalized commercial company

SciVac For Life

- Next-generation, licensed Hepatitis B vaccine
- Existing revenue generation
- Manufacturing capability and facility
- Significant retail float providing liquidity

SVT-VBI Opportunity

SYNERGISTIC MERGER CREATES A UNIQUE ASSET PORTFOLIO AND EXPERIENCED MANAGEMENT TEAM

- **Licensed, 3rd generation Hepatitis B vaccine initiating discussions** with clinical and regulatory bodies to discuss securing additional approvals in key markets and indications
- **Enveloped Virus-Like Particle (eVLP) technology platform** for the development of third-generation synthetic vaccines that closely resemble the structure of the virus they mimic
- **Prophylactic Cytomegalovirus (CMV) vaccine candidate** initiating human Phase I trial H1 2016
- **Immuno-Oncology (IO) eVLP candidate** in pre-clinical development for GBM, pre-IND packet expected H2 2015 – follow up candidates in additional oncology indications
- **Thermostable LPV™ platform** enables the development of vaccines that can withstand storage or shipment at elevated or constantly fluctuating temperatures
- **Experienced leadership team** includes Steve Gillis and Jeff Baxter, providing US and EU vaccine, clinical, regulatory, and commercialization expertise
- **Exchange listing** with substantial retail float potentially allowing for attractive liquidity, assuming approval of the combined company's listing application

SVT-VBI MergeCo Strategic Vision

BECOME A LEADER IN IMMUNOLOGY INNOVATION BY LEVERAGING SVT-VBI ASSETS & CAPABILITIES IN SIGNIFICANT MARKETS WITH HIGH UNMET MEDICAL NEEDS

Infectious Disease

Target public health priorities with high unmet need

- **Hepatitis B vaccine** (VLP)
- **Congenital CMV vaccine** (eVLP)
- Other programs:
  - RSV (eVLP)
  - Hepatitis C therapeutic (eVLP)

Immuno-Oncology

Explore combinations with Cancer Immunotherapeutic platforms

- **GBM** (eVLP)
- **Breast Cancer** (eVLP)
- Potential acquisition targets include Oncolytic virus platforms and other NeoAntigens

Partnership Programs

Leverage assets through strategic collaborations

- **Sanofi – Thermostability** (LPV)
- Other opportunistic ID & adjuvant acquisitions leveraging SVT-VBI's core competencies

SVT-VBI Deal Terms

As per October 2015 Definitive Merger Agreement

Domicile: British Columbia

MergeCo Name: VBI Vaccines Inc.

Structure:

- VBIV will survive the merger as a wholly-owned subsidiary of VAC
- All outstanding shares of VBIV will be converted into/exchanged for VAC shares as per the following:

VBI Valuation as at close on Oct 26 2015: $60MM

Share exchange ratio: 20.80836

	Share Consideration	SciVac Price (per Oct 26 close)	Implied Value (USD)
SVT	757MM	$0.14 USD	$106MM
VBI	650MM	$0.14 USD	$91MM
Proforma MergeCo*	1,407MM	$0.14 USD	$197MM

Value split of MergeCo (SVT/VBI): 54/46%

Listing: NASDAQ or NYSE listing is a condition to closing the merger, and the listed company would maintain a secondary TSX listing

Financing: MergeCo intends to complete a financing transaction concurrently with the merger

*Not including merger equity incentive plan distributed upon closing, and without giving effect to any financing transaction

Peer Comparison

SAMPLE OF NASDAQ VACCINE & IO COMPANIES

Company	Ticker	Date Public	Lead Program	Dev't Stage	Share Price ($U.S.)	Market Cap ($U.S.)
Genocea	GNCA	Febuary 2014	Therapeutic HSV-2 Pneumococcus	Ph II	$6.80	$190.8M
Immune Design	IMDZ	July 2014	Oncology: solid tumors	Ph I	$12.22	$246M
Advaxis	ADXS	2005	HPV, PSA, HER2	Ph III, Ph I/II Ph I	$10.35	$345.3M
Agenus	AGEN	1990's	QS-21 in Malaria	Ph III	$4.74	$401.0M
Inovio	INO	1998	Cervical Dysplasia and Seasonal Flu	Ph II	$5.91	$426.2M
DynaVax	DVAX	2004	HepB	Ph III	$23.95	$919.8M
Novavax	NVAX	1996	RSV & Seasonal Flu	Ph II	$7.80	$2.1B

Source: Share Price Data as of Oct 12th 2015 via Yahoo! Finance

RECENT VACCINE ACQUISITIONS

Company	Acquirer	Transaction Date	Lead Program	Dev't Stage	Valuation ($U.S.)
Medicago	Mitsubishi Tanabe	September 2013	Pandemic and Seasonal Flu	Ph II	$357M
Okairos	GSK	May 2013	Tx HCV, RSV, HIV	Ph I	$325M
Inviragen	Takeda	May 2013	Dengue	Ph II	$250M

Source: MedTrack.com

Experienced Leadership

SVT-VBI's management and board will bring vaccine discovery, development, financing, and commercialization expertise



JEFF BAXTER | PRESIDENT & CEO

Mr. Baxter joined VBI in September of 2009. Previously, he was a managing partner of The Column Group, a venture capital firm. Until July 2006, Mr. Baxter was SVP, R&D Finance and Operations, of GlaxoSmithKline (GSK). His 19 year pharma career has spanned finance, commercial operations, manufacturing, R&D operations, and SROne, GSK's in-house venture fund.



DR. DAVID E. ANDERSON, PH.D. | CSO

Dr. Anderson is a dynamic and well-published immunologist with broad expertise in the areas of vaccine development, autoimmunity, and tumor immunology. Dr. Anderson joined VBI full time in 2009 from Harvard Medical School



Dr. CURTIS LOCKSHIN | CTO

Dr. Lockshin currently serves as CEO of SciVac Therapeutics. Dr. Lockshin has also served as VP of Research and Operations of Xenetic Biosciences since March 2014 and as President and CEO of Guardum Pharmaceuticals since May 2013. Dr. Lockshin has more than 15 years working with early-stage companies in the healthcare and biotechnology sector.



DR. FLORIAN SCHODEL | ACTING CMO & SAB CHAIR

Dr. Schodel has more than 20 years of pharmaceutical, biotech industry, and academic experience leading teams in the development of vaccines and biologics. A physician and and microbiologist by training, Dr. Schodel was a VP of Vaccines Clinical Research at Merck Research Laboratories and holds adjunct faculty appointments at the University of Munich and at the Biodesign Center of ASU.

Experienced Leadership Cont.

BOARD OF DIRECTORS



Dr. Steve Gillis is a Ph.D. immunologist by training with expertise in molecular and tumor immunology. Previously, he served as the Founder and CEO of Corixa, which was acquired in 2005 by GSK for $300M. Prior to Corixa, Dr. Gillis was Founder and Director of Immunex, acquired in 2002 by Amgen for $16B. Dr. Gillis is a managing Director of ARCH Venture Partners.



Jeff Baxter has been President and CEO of VBI Vaccines since 2009. Prior to VBI, he was managing partner of The Column Group. Until July 2006, Mr. Baxter was SVP, R&D Finance and Operations, of GlaxoSmithKline (GSK). His 19 year pharma career has spanned finance, commercial operations, manufacturing, and R&D operations.



Dr. Michel De Wilde, Ph.D. was Senior VP, R&D, at Sanofi Pasteur, the human vaccines division of Sanofi from 2001 until June 2013. In this position, he was responsible for managing ~1,500 employees and a broad portfolio of development projects.



Steven Rubin is a Director on the Board of OPKO and has served as OPKO's EVP, Administration since May 2007. He has over 24 years of experience advising pharmaceutical companies regarding business, regulatory, transactional, and legal affairs. Mr. Rubin also brings experience as a practicing lawyer and general counsel.



Dr. Michael Steinmetz, Ph.D. has been Managing Director of Clarus Ventures since the firm's inception in 2005. Prior to Clarus, Dr. Steinmetz was a General Partner at MPM Capital, a healthcare venture capital firm. He has over 25 years of healthcare industry investment experience.



Adam Logal has served as OPKO's Sr. Vice President and CFO since April 2014 and as OPKO's Vice President of Finance, Chief Accounting Officer and Treasurer since March 2007. From 2002 to 2007, Mr. Logal served in senior management of Nabi Biopharmaceuticals.



Sam Chawla is a Portfolio Manager of Perceptive Advisors LLC, an investment fund focused on the healthcare sector. Prior to joining Perceptive Advisors in 2013, Mr. Chawla was a Managing Director at UBS Investment Bank in the Global Healthcare Group.

Curt Lockshin
SciVac Therapeutics, Inc
Gad Feinstein Rd., P.O. Box 580
Rehovot, Israel 7610303
+972-8-948-0625
info@scivactherapeutics.com

Jeff Baxter
VBI Vaccines, Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031
info@vbivaccines.com